UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2009



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2009

[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

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     ANNUAL REPORT
     USAA SCIENCE & TECHNOLOGY FUND
     JULY 31, 2009

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FUND OBJECTIVE

LONG-TERM CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Normally invest at least 80% of the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                            8

FINANCIAL INFORMATION

    Report of Independent Registered Public Accounting Firm                   12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         18

    Financial Statements                                                      20

    Notes to Financial Statements                                             23

EXPENSE EXAMPLE                                                               38

ADVISORY AGREEMENTS                                                           40

TRUSTEES' AND OFFICERS' INFORMATION                                           48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2009, USAA. ALL RIGHTS RESERVED.

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PRESIDENT'S MESSAGE

"IN THIS INVESTMENT CLIMATE, IT IS CRITICAL TO
HAVE AN INVESTMENT PLAN - ONE THAT SUITS         [PHOTO OF CHRISTOPHER W. CLAUS]
YOUR GOALS, RISK TOLERANCE, AND TIME HORIZON."

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AUGUST 2009

Over the past 12 months, investors have experienced both extremes -- the ups and the downs -- of the investment markets.

During 2008, corporate bonds suffered one of their worst sell-offs in history. "Credit spreads," the risk premium between the yield of a fixed-income security and a comparable U.S. Treasury, widened dramatically. Investors saw distressed sales, poor liquidity conditions, and the demise of several large financial institutions. However, beginning in March 2009, corporate bonds enjoyed a remarkable rally as credit spreads contracted toward more normal, historical levels. Nevertheless, we believe attractive opportunities remain.

During the reporting period, money market yields declined as the Federal Reserve (the Fed), in an effort to stimulate the economy, cut short-term interest rates nearly to zero. The Fed's governors are likely to keep rates at these levels until they are certain of a sustained economic recovery. Accordingly, I don't expect money market yields to begin rising until sometime during the second half of 2010.

Meanwhile, the equity market seemed to be on a wild ride, one even more hair-raising than the one experienced by the bond market. Over the course of the reporting period, investors experienced two bear markets and two bull markets. (In a bear market, stock prices decline more than 20% from their peak. In a bull market, they increase more than 20% from their low.) The latest bull market began on March 9, 2009, after equities appeared to reach their lowest levels of this economic cycle. Stocks rallied strongly on optimism about the impact of the federal stimulus program. The rally continued into the end of the period on signs of economic improvement

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2  | USAA SCIENCE & TECHNOLOGY FUND
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and better-than-expected corporate earnings. Currently, we think the equity markets are trading at appropriate levels.

While corporate earnings have generally exceeded expectations, much of it was achieved by cost cutting and inventory reduction. Top line revenue growth is necessary to sustain an economic recovery, and this depends on the consumer. But the unemployment rate -- which I don't expect to return to normal levels in the near future -- appears to be weighing down consumer confidence. Although housing prices appear to be stabilizing and manufacturing is beginning to recover, the economy is likely to experience an extended period of slow economic growth before regaining its full health.

As for inflation, I don't see it as a near-term threat. With so much excess capacity, most businesses lack pricing power. Long term, however, inflation is a concern. The U.S. government has launched a tremendous number of initiatives, totaling more than $12 trillion. That number has raised concerns about the impact of these initiatives on the U.S. dollar and their potential to trigger inflation. Under the circumstances, some exposure to commodities, such as gold and other precious metals, could be advantageous as a potential hedge against a falling dollar and inflationary pressures.

In this investment climate, it is critical to have an investment plan -- one that suits your goals, risk tolerance, and time horizon. At USAA, we are proud to offer what we consider an outstanding value -- some of the industry's top investment talent, exceptional service, and no-load mutual funds.

We appreciate the opportunity to serve your investment needs. Thank you for your faith and trust in us.

Sincerely,

/s/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Mutual fund operating expenses apply and continue throughout the life of the fund. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company, LLP*               ANITA M. KILLIAN, CFA
                                                  SCOTT E. SIMPSON*
    JOHN F. AVERILL, CFA                          ERIC STROMQUIST*
    NICOLAS BOULLET
    ANN C. GALLO
    BRUCE L. GLAZER

*Effective Dec. 31, 2008, and June 30, 2009, respectively, Eric Stromquist and
 Scott E. Simpson were no longer co-managers of the Fund.

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o HOW DID THE USAA SCIENCE & TECHOLOGY FUND (THE FUND)  PERFORM?

  For the year ended July 31, 2009, the Fund had a total return of -17.44%. This compares to returns of -19.96% for the S&P 500 Index and -12.08% for the Lipper Science & Technology Funds Index.

  As of July 31, 2009, 73.5% of the Fund's net assets were invested in the technology sector and 23.6% were invested in health care-related companies.

o HOW DID THE FUND'S TECHNOLOGY PORTION PERFORM?

  The technology sector outperformed the broader market, but the Fund's technology portion underperformed the S&P North American Technology Sector Index, primarily due to weak security selection in the communications equipment, information technology (IT)

  The S&P North American Technology Sector Index is the technology sub-index of the S&P North American Sector Indices. The S&P North American Technology Sector index family is designed as equity benchmarks for U.S. traded technology-related securities.

  Refer to page 9 for benchmark definitions.

  Past performance is no guarantee of future results.

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4  | USAA SCIENCE & TECHNOLOGY FUND

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  services, and semiconductor & semiconductor equipment sub-sectors. Research in Motion Ltd., Electronic Arts, Inc., and Cisco Systems, Inc. were the leading detractors from performance relative to the S&P North American Technology Sector Index.

  Security selection was strongest within the internet software and services sub-sector. Our overweight allocation to diversified consumer services companies also contributed positively to relative returns. Apple, Inc., Western Digital Corp., and ITT Educational Services were the top positive contributors relative to the S&P North American Technology Sector Index.

o WHAT IS WELLINGTON MANAGEMENT'S OUTLOOK FOR THE TECHNOLOGY SECTOR?

  Technology spending as a percentage of Gross Domestic Product has been consistently growing, and we expect that to continue over the longer term. However, corporate IT spending in the United States and Europe is likely to remain weak over the near term. Growth in PC units should begin to accelerate in the fourth quarter of 2009 with the launch of Microsoft's Windows 7.0. The fundamentals of the hard drive industry are better as pricing is becoming more firm, supply is tight, and demand has strengthened.

  In terms of positioning, we reduced our exposure to the semiconductor and semiconductor equipment sub-sectors based on the stabilization of consumer-oriented end-market demand. These stocks benefited from the anticipated refill of the overly lean supply chain and, in our view, are now within appropriate trading levels. Conversely, as of the end of the reporting period, we increased exposure to enterprise-oriented stocks and continued to own other high-quality, growth-oriented stocks that we expected to do well in a slow-growth economic environment. Despite the current economic headwinds,

  ITT Educational Services was sold out of the Fund prior to July 31, 2009.

  You will find a complete list of securities that the Fund owns on pages 13-17.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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  we continued to seek and find technology stocks benefiting from longer-term trends, and see evidence of technological progress and growth throughout the economic cycle.

o HOW DID THE FUND'S HEALTH CARE PORTION PERFORM?

  Health care stocks as a whole also did better than the overall market, but security selection in health care providers & services and biotechnology underperformed relative to the S&P 500 Health Care Index; specifically, Elan Corp. plc ADR, China Medical Technologies, Inc. ADR, and Progenics Pharmaceuticals, Inc. were individual leading detractors from performance. Security selection was strong in the pharmaceuticals sub-sector, led by Genentech, Inc., Schering-Plough Corp., and Teva Pharmaceuticals Industries Ltd.

o WHAT'S WELLINGTON MANAGEMENT'S OUTLOOK FOR THE HEALTH CARE SECTOR?

  President Obama's early momentum, combined with a Democrat-controlled Congress, suggests that the odds of some type of health care reform becoming law either this year or next year are high. In an already battered and skittish market, we believe there will be buying opportunities that should ultimately pay off for longer-term investors. Our strategy is to seek to take advantage of this volatility by initiating or adding to positions in stocks that are discounting a panic-driven, improbably negative outcome. The huge costs being discussed -- combined with the U.S. government's debt burden, the large number of interest groups, and the increasingly difficult decisions that must be made -- suggest to us that the U.S. government wants (and needs) the involvement of the private sector.

  With the medical technology sub-sector, most stocks appear within appropriate trading levels; however, we continue to look for companies with underappreciated franchises or promising research and

  Genentech, Inc. and Schering-Plough Corp. were sold out of the Fund prior to July 31, 2009.

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6  | USAA SCIENCE & TECHNOLOGY FUND

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  development projects. There appear to be fewer relatively large merger and acquisition targets versus prior years, but we expect to see some additional consolidation in cardiovascular, orthopedic and diagnostics. It remains our view that fighting cardiovascular disease represents one of the strongest prospects for growth, with a large, under-penetrated market for cardiac rhythm management products, particularly implantable cardioverter defibrillators.

  Thank you for your continued investment in the Fund. We are working hard to keep your trust.

  The USAA Science & Technology Fund may be more volatile than funds that diversify across many industries because of the short life cycles and competitive pressures of many of the products or services of the companies this Fund invests in.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA SCIENCE & TECHNOLOGY FUND (Symbol: USSCX)

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                                           7/31/09                   7/31/08
--------------------------------------------------------------------------------
Net Assets                             $265.0 Million             $317.6 Million
Net Asset Value Per Share                   $9.42                     $11.41

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/09
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                           10 YEARS
  -17.44%                            2.12%                             -4.52%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO*
--------------------------------------------------------------------------------
                                      1.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2008, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA SCIENCE & TECHNOLOGY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                   LIPPER SCIENCE & TECHNOLOGY      USAA SCIENCE & TECHNOLOGY
                S&P 500 INDEX              FUNDS INDEX                        FUND
 7/31/1999        $10,000.00                $10,000.00                      $10,000.00
 8/31/1999          9,950.53                 10,549.96                       10,138.34
 9/30/1999          9,677.74                 10,693.31                       10,038.07
10/31/1999         10,290.16                 11,819.73                       10,940.96
11/30/1999         10,499.34                 13,572.54                       11,810.66
12/31/1999         11,117.71                 16,803.03                       12,883.23
 1/31/2000         10,559.13                 16,627.04                       12,642.55
 2/29/2000         10,359.25                 21,105.65                       15,163.03
 3/31/2000         11,372.69                 20,463.28                       14,795.32
 4/30/2000         11,030.52                 18,074.34                       13,906.13
 5/31/2000         10,804.21                 15,893.44                       13,030.31
 6/30/2000         11,070.57                 18,302.40                       14,467.72
 7/31/2000         10,897.49                 17,334.32                       14,073.27
 8/31/2000         11,574.38                 19,964.71                       15,978.68
 9/30/2000         10,963.33                 17,917.47                       14,728.46
10/31/2000         10,916.98                 15,952.73                       13,244.25
11/30/2000         10,056.29                 11,839.98                       10,376.11
12/31/2000         10,105.51                 11,716.24                       10,737.14
 1/31/2001         10,464.05                 12,903.99                       11,472.56
 2/28/2001          9,509.92                  9,541.35                        8,464.02
 3/31/2001          8,907.46                  8,143.34                        7,287.35
 4/30/2001          9,599.66                  9,733.27                        8,570.99
 5/31/2001          9,663.98                  9,279.43                        8,076.25
 6/30/2001          9,428.77                  9,126.17                        7,848.94
 7/31/2001          9,335.95                  8,395.21                        7,173.69
 8/31/2001          8,751.50                  7,346.21                        6,284.50
 9/30/2001          8,044.80                  5,769.85                        4,867.15
10/31/2001          8,198.20                  6,643.60                        5,656.05
11/30/2001          8,827.06                  7,611.02                        6,658.90
12/31/2001          8,904.39                  7,647.84                        6,558.61
 1/31/2002          8,774.45                  7,514.05                        6,438.27
 2/28/2002          8,605.23                  6,510.42                        5,749.65
 3/31/2002          8,928.86                  7,103.52                        6,277.82
 4/30/2002          8,387.53                  6,257.88                        5,522.34
 5/31/2002          8,325.73                  5,930.53                        5,214.80
 6/30/2002          7,732.69                  5,149.33                        4,552.92
 7/31/2002          7,129.90                  4,599.51                        4,158.47
 8/31/2002          7,176.71                  4,490.92                        4,111.67
 9/30/2002          6,396.74                  3,866.35                        3,523.33
10/31/2002          6,959.76                  4,451.36                        4,058.18
11/30/2002          7,369.41                  5,130.88                        4,579.66
12/31/2002          6,936.47                  4,482.99                        4,024.76
 1/31/2003          6,754.76                  4,456.64                        4,058.18
 2/28/2003          6,653.41                  4,474.26                        4,018.07
 3/31/2003          6,718.01                  4,471.19                        4,051.50
 4/30/2003          7,271.38                  4,889.28                        4,392.47
 5/31/2003          7,654.49                  5,452.72                        4,827.03
 6/30/2003          7,752.13                  5,490.76                        4,913.95
 7/31/2003          7,888.81                  5,785.73                        5,161.31
 8/31/2003          8,042.66                  6,209.06                        5,422.05
 9/30/2003          7,957.26                  6,043.13                        5,375.25
10/31/2003          8,407.39                  6,650.92                        5,923.48
11/30/2003          8,481.37                  6,751.61                        6,063.88
12/31/2003          8,926.17                  6,783.43                        6,157.47
 1/31/2004          9,090.01                  7,116.97                        6,404.84
 2/29/2004          9,216.35                  7,004.66                        6,351.36
 3/31/2004          9,077.31                  6,856.71                        6,190.90
 4/30/2004          8,934.81                  6,384.35                        5,883.36
 5/31/2004          9,057.43                  6,702.38                        6,184.22
 6/30/2004          9,233.55                  6,819.23                        6,311.24
 7/31/2004          8,927.95                  6,074.66                        5,669.42
 8/31/2004          8,964.06                  5,830.09                        5,402.00
 9/30/2004          9,061.14                  6,101.46                        5,602.57
10/31/2004          9,199.57                  6,446.12                        5,809.82
11/30/2004          9,571.80                  6,805.52                        6,124.05
12/31/2004          9,897.52                  7,062.55                        6,351.36
 1/31/2005          9,656.27                  6,639.15                        6,017.08
 2/28/2005          9,859.47                  6,656.30                        6,010.39
 3/31/2005          9,684.88                  6,478.85                        5,769.71
 4/30/2005          9,501.20                  6,219.02                        5,736.28
 5/31/2005          9,803.52                  6,771.65                        6,157.47
 6/30/2005          9,817.43                  6,692.83                        6,164.16
 7/31/2005         10,182.53                  7,096.74                        6,538.56
 8/31/2005         10,089.62                  7,051.89                        6,625.47
 9/30/2005         10,171.34                  7,188.26                        6,685.64
10/31/2005         10,001.78                  7,032.80                        6,578.67
11/30/2005         10,380.07                  7,422.14                        6,979.81
12/31/2005         10,383.68                  7,441.92                        7,060.04
 1/31/2006         10,658.61                  7,899.95                        7,554.77
 2/28/2006         10,687.54                  7,770.26                        7,367.58
 3/31/2006         10,820.57                  7,963.85                        7,487.92
 4/30/2006         10,965.87                  7,962.72                        7,554.77
 5/31/2006         10,650.25                  7,359.79                        7,093.46
 6/30/2006         10,664.69                  7,225.43                        6,959.75
 7/31/2006         10,730.48                  6,877.38                        6,792.61
 8/31/2006         10,985.79                  7,260.63                        7,146.95
 9/30/2006         11,268.89                  7,496.02                        7,327.46
10/31/2006         11,636.10                  7,695.66                        7,514.66
11/30/2006         11,857.37                  8,025.96                        7,735.29
12/31/2006         12,023.70                  7,943.10                        7,741.97
 1/31/2007         12,205.54                  8,070.93                        7,815.51
 2/28/2007         11,966.82                  8,012.49                        7,741.97
 3/31/2007         12,100.67                  8,056.53                        7,775.40
 4/30/2007         12,636.67                  8,332.79                        8,116.37
 5/31/2007         13,077.63                  8,655.82                        8,530.88
 6/30/2007         12,860.36                  8,764.50                        8,530.88
 7/31/2007         12,461.63                  8,756.43                        8,403.85
 8/31/2007         12,648.43                  8,940.38                        8,604.42
 9/30/2007         13,121.47                  9,408.93                        8,958.76
10/31/2007         13,330.19                  9,981.70                        9,279.67
11/30/2007         12,772.90                  9,229.26                        8,711.39
12/31/2007         12,684.28                  9,273.99                        8,637.85
 1/31/2008         11,923.46                  8,072.76                        7,782.08
 2/29/2008         11,536.12                  7,873.67                        7,507.97
 3/31/2008         11,486.30                  7,820.43                        7,380.95
 4/30/2008         12,045.73                  8,419.25                        7,982.65
 5/31/2008         12,201.75                  8,892.63                        8,377.11
 6/30/2008         11,173.10                  8,113.68                        7,768.71
 7/31/2008         11,079.17                  7,946.01                        7,628.32
 8/31/2008         11,239.43                  8,094.55                        7,755.34
 9/30/2008         10,237.91                  6,907.50                        6,672.27
10/31/2008          8,518.48                  5,658.14                        5,274.97
11/30/2008          7,907.24                  5,005.71                        4,713.38
12/31/2008          7,991.37                  5,184.36                        4,900.57
 1/31/2009          7,317.81                  5,068.68                        4,773.55
 2/28/2009          6,538.62                  4,871.89                        4,399.15
 3/31/2009          7,111.38                  5,410.53                        4,900.57
 4/30/2009          7,792.00                  6,080.38                        5,381.94
 5/31/2009          8,227.83                  6,334.96                        5,635.99
 6/30/2009          8,244.16                  6,456.82                        5,809.82
 7/31/2009          8,867.72                  6,986.06                        6,297.87

                                   [END CHART]

         Data from 7/31/99 to 7/31/09.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the following benchmarks:

o The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an Index.

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                                                        INVESTMENT OVERVIEW |  9

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                             TOP 10 EQUITY HOLDINGS
                                  AS OF 7/31/09
                                (% of Net Assets)

      Apple, Inc. ................................................    7.7%
      Hewlett-Packard Co. ........................................    6.1%
      Microsoft Corp. ............................................    5.4%
      Oracle Corp. ...............................................    5.3%
      QUALCOMM, Inc. .............................................    3.3%
      Cisco Systems, Inc. ........................................    3.2%
      Western Union Co. ..........................................    3.2%
      Research In Motion Ltd. ....................................    2.7%
      Google, Inc. "A" ...........................................    2.4%
      Accenture Ltd. "A" .........................................    2.4%

You will find a complete list of securities that the Fund owns on pages 13-17.

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10  | USAA SCIENCE & TECHNOLOGY FUND

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                    o SECTOR ASSET ALLOCATION -- 7/31/2009* o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

Information Technology                                                     73.5%
Health Care                                                                23.6%
Consumer Discretionary                                                      1.4%
Money Market Instruments*                                                   0.9%
Consumer Staples                                                            0.5%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SCIENCE & TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Science & Technology Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
September 18, 2009

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2009

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES     SECURITY                                                                      (000)
-------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.0%)

              COMMON STOCKS (99.0%)

              CONSUMER DISCRETIONARY (1.4%)
              -----------------------------
              COMPUTER & ELECTRONICS RETAIL (0.8%)
   52,600     Best Buy Co., Inc.                                                         $  1,966
                                                                                         --------
              EDUCATION SERVICES (0.6%)
   17,800     Apollo Group, Inc. "A"*                                                       1,229
    2,200     Strayer Education, Inc.                                                         467
                                                                                         --------
                                                                                            1,696
                                                                                         --------
              Total Consumer Discretionary                                                  3,662
                                                                                         --------
              CONSUMER STAPLES (0.5%)
              -----------------------
              DRUG RETAIL (0.5%)
   38,375     Walgreen Co.                                                                  1,192
                                                                                         --------
              HEALTH CARE (23.6%)
              -------------------
              BIOTECHNOLOGY (4.9%)
   34,100     3SBio, Inc. ADR*                                                                331
   62,300     Amgen, Inc.*                                                                  3,882
   56,100     Amylin Pharmaceuticals, Inc.*(a)                                                825
  111,600     Celera Corp.*                                                                   670
   12,200     Cephalon, Inc.*                                                                 715
  135,248     Cytokinetics, Inc.*                                                             400
   22,100     Genzyme Corp.*                                                                1,147
   19,000     Gilead Sciences, Inc.*                                                          930
  149,972     Incyte Corp.*                                                                   780
  118,400     Ligand Pharmaceuticals, Inc. "B"*                                               335
   17,100     OSI Pharmaceuticals, Inc.*                                                      578
   63,300     Progenics Pharmaceuticals, Inc.*                                                360
   27,100     Regeneron Pharmaceuticals, Inc.*                                                581
   50,500     Seattle Genetics, Inc.*                                                         608
   22,600     Vertex Pharmaceuticals, Inc.*                                                   814
                                                                                         --------
                                                                                           12,956
                                                                                         --------
              HEALTH CARE DISTRIBUTORS (1.8%)
   47,800     AmerisourceBergen Corp.                                                         943
   48,700     Cardinal Health, Inc.                                                         1,622

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES     SECURITY                                                                      (000)
-------------------------------------------------------------------------------------------------
   44,000     McKesson Corp.                                                             $  2,250
                                                                                         --------
                                                                                            4,815
                                                                                         --------
              HEALTH CARE EQUIPMENT (5.4%)
   31,200     Baxter International, Inc.                                                    1,759
   21,600     Beckman Coulter, Inc.                                                         1,361
   38,600     China Medical Technologies, Inc. ADR*(a)                                        611
   60,700     Covidien plc                                                                  2,295
   17,981     DiaSorin S.p.A.                                                                 502
   29,000     Hospira, Inc.*                                                                1,114
   85,000     Medtronic, Inc.                                                               3,011
   28,200     St. Jude Medical, Inc.*                                                       1,063
   36,600     Symmetry Medical, Inc.*                                                         313
    6,610     Synthes, Inc.                                                                   743
   96,300     Volcano Corp.*                                                                1,463
                                                                                         --------
                                                                                           14,235
                                                                                         --------
              HEALTH CARE SERVICES (0.2%)
   13,200     Fresenius Medical Care AG & Co. ADR                                             606
                                                                                         --------
              HEALTH CARE SUPPLIES (0.1%)
   12,700     Inverness Medical Innovations, Inc.*                                            427
                                                                                         --------
              HEALTH CARE TECHNOLOGY (0.1%)
    8,200     Eclipsys Corp.*                                                                 149
                                                                                         --------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
   28,300     Parexel International Corp.*                                                    438
                                                                                         --------
              MANAGED HEALTH CARE (2.0%)
   32,100     Aetna, Inc.                                                                     866
   33,800     Coventry Health Care, Inc.*                                                     777
   27,800     Health Net, Inc.*                                                               376
   70,420     UnitedHealth Group, Inc.                                                      1,976
   24,400     WellPoint, Inc.*                                                              1,284
                                                                                         --------
                                                                                            5,279
                                                                                         --------
              PHARMACEUTICALS (8.9%)
   17,500     AstraZeneca plc ADR(a)                                                          813
   70,800     Daiichi Sankyo Co. Ltd.                                                       1,287
   35,100     Eisai Co. Ltd.                                                                1,250
  138,600     Elan Corp. plc ADR*                                                           1,092
   20,000     Eli Lilly and Co.                                                               698
   67,100     Forest Laboratories, Inc.*                                                    1,733
    5,051     Ipsen S.A.                                                                      233
   34,200     King Pharmaceuticals, Inc.*                                                     310
  132,800     Merck & Co., Inc.                                                             3,985
  348,300     Pfizer, Inc.                                                                  5,549

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES     SECURITY                                                                      (000)
-------------------------------------------------------------------------------------------------
    4,131     Roche Holdings AG                                                          $    651
   16,777     Sanofi-Aventis ADR                                                              548
   93,000     Shionogi & Co. Ltd.                                                           1,925
   39,743     Teva Pharmaceutical Industries Ltd. ADR                                       2,120
   21,955     UCB S.A.                                                                        726
   21,000     Watson Pharmaceuticals, Inc.*                                                   729
                                                                                         --------
                                                                                           23,649
                                                                                         --------
              Total Health Care                                                            62,554
                                                                                         --------
              INFORMATION TECHNOLOGY (73.5%)
              ------------------------------
              APPLICATION SOFTWARE (1.2%)
   28,000     Adobe Systems, Inc.*                                                            908
   70,710     Autodesk, Inc.*                                                               1,542
   81,800     TiVo, Inc.*                                                                     838
                                                                                         --------
                                                                                            3,288
                                                                                         --------
              COMMUNICATIONS EQUIPMENT (10.9%)
  380,307     Cisco Systems, Inc.*                                                          8,370
  631,260     Motorola, Inc.                                                                4,520
  190,628     QUALCOMM, Inc.                                                                8,809
   93,264     Research In Motion Ltd.*                                                      7,088
                                                                                         --------
                                                                                           28,787
                                                                                         --------
              COMPUTER HARDWARE (16.6%)
  484,357     Acer, Inc.                                                                    1,022
  124,880     Apple, Inc.*                                                                 20,404
  371,396     Hewlett-Packard Co.                                                          16,081
   45,780     International Business Machines Corp.                                         5,399
   41,622     Teradata Corp.*                                                               1,023
                                                                                         --------
                                                                                           43,929
                                                                                         --------
              COMPUTER STORAGE & PERIPHERALS (7.4%)
  219,527     EMC Corp.*                                                                    3,306
  264,715     NetApp, Inc.*                                                                 5,946
  426,900     Seagate Technology                                                            5,140
  177,156     Western Digital Corp.*                                                        5,359
                                                                                         --------
                                                                                           19,751
                                                                                         --------
              DATA PROCESSING & OUTSOURCED SERVICES (8.6%)
  118,735     Alliance Data Systems Corp.*(a)                                               6,056
   89,145     Automatic Data Processing, Inc.                                               3,321
   24,228     DST Systems, Inc.*                                                            1,074
   56,300     Visa, Inc. "A"                                                                3,685
  491,780     Western Union Co.                                                             8,596
                                                                                         --------
                                                                                           22,732
                                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES     SECURITY                                                                      (000)
-------------------------------------------------------------------------------------------------
              ELECTRONIC COMPONENTS (0.6%)
  590,200     Delta Electronics, Inc.                                                    $  1,529
                                                                                         --------
              ELECTRONIC MANUFACTURING SERVICES (0.7%)
  544,786     Hon Hai Precision Industry Corp. Ltd.                                         1,876
                                                                                         --------
              HOME ENTERTAINMENT SOFTWARE (1.2%)
   25,335     Electronic Arts, Inc.*                                                          544
    1,480     Nintendo Co. Ltd.                                                               400
   44,002     Shanda Interactive Entertainment Ltd. ADR*(a)                                 2,182
                                                                                         --------
                                                                                            3,126
                                                                                         --------
              INTERNET SOFTWARE & SERVICES (6.5%)
    8,690     Baidu, Inc. ADR*                                                              3,025
   22,240     Equinix, Inc.*(a)                                                             1,818
   14,585     Google, Inc. "A"*                                                             6,462
   21,472     Sohu.com, Inc.*(a)                                                            1,314
  226,300     Tencent Holdings Ltd.                                                         3,057
  105,880     Yahoo!, Inc.*                                                                 1,516
                                                                                         --------
                                                                                           17,192
                                                                                         --------
              IT CONSULTING & OTHER SERVICES (2.4%)
  179,000     Accenture Ltd. "A"                                                            6,278
                                                                                         --------
              SEMICONDUCTOR EQUIPMENT (0.6%)
   58,159     Lam Research Corp.*                                                           1,748
                                                                                         --------
              SEMICONDUCTORS (3.9%)
  103,052     Atheros Communications, Inc.*                                                 2,576
   96,500     Maxim Integrated Products, Inc.                                               1,710
  166,975     ON Semiconductor Corp.*                                                       1,219
    3,680     Samsung Electronics Co. Ltd.                                                  2,169
  109,309     Texas Instruments, Inc.                                                       2,629
                                                                                         --------
                                                                                           10,303
                                                                                         --------
              SYSTEMS SOFTWARE (12.9%)
   81,280     BMC Software, Inc.*                                                           2,766
   34,000     McAfee, Inc.*                                                                 1,516
  606,170     Microsoft Corp.                                                              14,257
  637,240     Oracle Corp.                                                                 14,102
   72,030     Red Hat, Inc.*                                                                1,644
                                                                                         --------
                                                                                           34,285
                                                                                         --------
              Total Information Technology                                                194,824
                                                                                         --------
              Total Common Stocks (cost: $247,528)                                        262,232
                                                                                         --------

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES     SECURITY                                                                      (000)
-------------------------------------------------------------------------------------------------
              WARRANTS (0.0%)

              HEALTH CARE (0.0%)
              ------------------
              BIOTECHNOLOGY (0.0%)
   14,450     Cytokinetics, Inc., acquired 5/19/2009; cost $0*(b),(c)                    $      3
                                                                                         --------
              Total Equity Securities (cost: $247,528)                                    262,235
                                                                                         --------

              MONEY MARKET INSTRUMENTS (0.9%)

              MONEY MARKET FUNDS (0.9%)
2,506,583     State Street Institutional Liquid Reserve Fund, 0.31%(d) (cost: $2,507)       2,507
                                                                                         --------

              SHORT-TERM INVESTMENTS PURCHASED WITH
              CASH COLLATERAL FROM SECURITIES LOANED (4.7%)

              MONEY MARKET FUNDS (0.4%)
   28,086     AIM Short-Term Investment Co. Liquid Assets Portfolio, 0.39%(d)                  28
1,195,862     BlackRock Provident Liquidity TempFund, 0.31%(d)                              1,196
                                                                                         --------
              Total Money Market Funds (cost: $1,224)                                       1,224
                                                                                         --------

-------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
-------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (4.3%)
   $9,700     Credit Suisse First Boston LLC, 0.21%, acquired on 7/31/2009 and due 8/03/2009 at $9,700 (collateralized by $9,910 of
                 Freddie Mac(f), 0.26%(e), due 1/04/2010; market value $9,898)              9,700
    1,600     Deutsche Bank Securities, Inc., 0.19%, acquired on 7/31/2009 and due 8/03/2009 at $1,600 (collateralized by $1,517 of
                 Federal Farm Credit Bank(f), 4.80%, due 4/25/2011;
                 market value $1,632)                                                       1,600
                                                                                         --------
              Total Repurchase Agreements                                                  11,300
                                                                                         --------
              Total Short-Term Investments Purchased With Cash Collateral
                 From Securities Loaned (cost: $12,524)                                    12,524
                                                                                         --------

              TOTAL INVESTMENTS (COST: $262,559)                                         $277,266
                                                                                         ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2009

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. Investments in foreign securities were 13.5% of net assets at July 31, 2009. A category percentage of 0.0% represents less than 0.1% of net assets.

  WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o SPECIFIC NOTES

  (a) The security or a portion thereof was out on loan as of July 31, 2009.

  (b) Security deemed illiquid by USAA Investment Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2009, was $3,000, which represented less than 0.1% of the Fund's net assets.

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

  (c) Security was fair valued at July 31, 2009, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

  (d) Rate represents the money market fund annualized seven-day yield at July 31, 2009.

  (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (f) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2009

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value
     (including securities on loan of $12,164) (cost of $262,559)           $ 277,266
  Receivables:
     Capital shares sold                                                          444
     Dividends and interest                                                       113
     Securities sold                                                            1,472
     Other                                                                         20
                                                                            ---------
        Total assets                                                          279,315
                                                                            ---------
LIABILITIES
  Payables:
     Upon return of securities loaned                                          12,524
     Securities purchased                                                       1,492
     Capital shares redeemed                                                       53
  Accrued management fees                                                         148
  Accrued transfer agent's fees                                                     8
  Other accrued expenses and payables                                              87
                                                                            ---------
        Total liabilities                                                      14,312
                                                                            ---------
           Net assets applicable to capital shares outstanding              $ 265,003
                                                                            =========
NET ASSETS CONSIST OF:
  Paid-in capital                                                           $ 421,618
  Accumulated undistributed net investment loss                                   (11)
  Accumulated net realized loss on investments                               (171,311)
  Net unrealized appreciation of investments                                   14,707
                                                                            ---------
           Net assets applicable to capital shares outstanding              $ 265,003
                                                                            =========
  Capital shares outstanding, unlimited number of shares
     authorized, no par value                                                  28,140
                                                                            =========
  Net asset value, redemption price, and offering price per share           $    9.42
                                                                            =========

See accompanying notes to financial statements.

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2009

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $108)                          $  2,340
  Interest                                                                         43
  Securities lending (net)                                                         67
                                                                             --------
        Total income                                                            2,450
                                                                             --------
EXPENSES
  Management fees                                                               1,669
  Administration and servicing fees                                               344
  Transfer agent's fees                                                         1,463
  Custody and accounting fees                                                      90
  Postage                                                                          89
  Shareholder reporting fees                                                       39
  Trustees' fees                                                                   10
  Registration fees                                                                42
  Professional fees                                                                70
  Other                                                                            13
                                                                             --------
        Total expenses                                                          3,829
  Expenses paid indirectly                                                         (8)
                                                                             --------
        Net expenses                                                            3,821
                                                                             --------
NET INVESTMENT LOSS                                                            (1,371)
                                                                             --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized loss on:
     Investments                                                              (78,579)
     Foreign currency transactions                                                (11)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                               25,127
     Foreign currency translations                                                  4
                                                                             --------
        Net realized and unrealized loss                                      (53,459)
                                                                             --------
  Decrease in net assets resulting from operations                           $(54,830)
                                                                             ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                   2009          2008
-------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                          $ (1,371)     $ (1,545)
  Net realized gain (loss) on investments                       (78,579)       18,579
  Net realized loss on foreign currency transactions                (11)          (45)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                 25,127       (50,149)
     Foreign currency translations                                    4            (8)
                                                               ----------------------
     Decrease in net assets resulting from operations           (54,830)      (33,168)
                                                               ----------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                      40,992        56,231
  Cost of shares redeemed                                       (38,772)      (72,904)
                                                               ----------------------
     Increase (decrease) in net assets from capital
        share transactions                                        2,220       (16,673)
                                                               ----------------------
  Net decrease in net assets                                    (52,610)      (49,841)
NET ASSETS
  Beginning of year                                             317,613       367,454
                                                               ----------------------
  End of year                                                  $265,003      $317,613
                                                               ======================
Accumulated undistributed net investment loss:
  End of year                                                  $    (11)     $    (18)
                                                               ======================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                     4,995         4,563
  Shares redeemed                                                (4,696)       (5,968)
                                                               ----------------------
     Increase (decrease) in shares outstanding                      299        (1,405)
                                                               ======================

See accompanying notes to financial statements.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2009

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Science & Technology Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is long-term capital appreciation.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

        time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

        affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements" (SFAS 157). This standard clarifies the definition of fair value, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.

    SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a three-level valuation hierarchy for disclosure purposes. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Fund's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The following is a summary of the inputs used to value the Fund's assets as of July 31, 2009:

                                                                              SIGNIFICANT
                                                     OTHER SIGNIFICANT       UNOBSERVABLE
                                 QUOTED PRICES       OBSERVABLE INPUTS             INPUTS
INVESTMENTS*                         (LEVEL 1)               (LEVEL 2)          (LEVEL 3)
-----------------------------------------------------------------------------------------
Equity Securities:
   Common Stock                   $262,232,000             $         -                $-
   Warrants                                  -                   3,000                 -

Money Market Instruments:
   Money Market Funds                2,507,000                       -                 -

Short-Term Investments
   Purchased with Cash
   Collateral from Securities
   Loaned:
   Money Market Funds                1,224,000                       -                 -
   Repurchase Agreements                     -              11,300,000                 -
-----------------------------------------------------------------------------------------
Total                             $265,963,000             $11,303,000                $-
-----------------------------------------------------------------------------------------

* Refer to the portfolio of investments for a detailed list of the Fund's investments.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2009, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $7,000 and $1,000, respectively, resulting in a total reduction in Fund expenses of $8,000.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

J. SUBSEQUENT EVENTS -- Effective July 31, 2009, the Fund adopted FASB Statement 165, "Subsequent Events" (Statement 165). This statement defines subsequent events as events or transactions that occur after the balance sheet date but before the financial statements are issued or available to be issued and categorizes subsequent events as recognized or non-recognized for financial statement purposes. The Fund has evaluated subsequent events through September 18, 2009, the date the financial statements were issued, and has determined that there were no events that required recognition or disclosure in the Fund's financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. Prior to September 25, 2008, the committed loan agreement was $300 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

For the year ended July 31, 2009, the Fund paid CAPCO facility fees of $1,000, which represents 0.6% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2009.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for net operating losses and foreign currency gains and losses resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $1,389,000, decrease accumulated undistributed net investment loss by $1,378,000, and decrease accumulated net realized loss on investments by $11,000. These reclassifications had no effect on net assets.

The Fund did not pay any distributions during the years ended July 31, 2009, and 2008.

As of July 31, 2009, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                              $(151,773,000)
Unrealized depreciation of investments                               (4,842,000)

The difference between book-basis and tax-basis unrealized appreciation/ depreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

federal taxes. At July 31, 2009, the Fund had current post-October capital and currency losses of $46,079,000 and $11,000, respectively, and capital loss carryovers of $105,683,000, for federal income tax purposes. The post-October losses will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2011 and 2017, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                             CAPITAL LOSS CARRYOVERS
                 -----------------------------------------------
                 EXPIRES                              BALANCE
                 -------                            ------------
                  2011                              $ 91,257,000
                  2017                                14,426,000
                                                    ------------
                                           Total    $105,683,000
                                                    ============

Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2009, the Manager has reviewed all open tax years and concluded that FIN 48 resulted in no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2006, through July 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions under FIN 48 to determine if adjustments to this conclusion are necessary.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2009, were $450,459,000 and $443,557,000, respectively.

As of July 31, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was $282,108,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2009, for federal income tax purposes, were $14,494,000 and $19,336,000, respectively, resulting in net unrealized depreciation of $4,842,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

default in securities-lending transactions. For the year ended July 31, 2009, the Fund received securities-lending income of $67,000, which is net of the 20% income retained by Wachovia. As of July 31, 2009, the Fund loaned securities having a fair market value of approximately $12,164,000 and received cash collateral of $12,524,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Science & Technology Funds Index over the performance period. The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category. The performance period for the Fund consists of the current month plus

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS
    ----------------------------------------------------------------------------
    +/- 1.00% to 4.00%                   +/- 0.04%
    +/- 4.01% to 7.00%                   +/- 0.05%
    +/- 7.01% and greater                +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Science & Technology Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended July 31, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $1,669,000, which was net of a (0.02)% performance adjustment of $(52,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Wellington Management Company, LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    $100 million that Wellington Management manages. For the year ended July 31, 2009, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $902,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2009, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $344,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2009, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2009, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,463,000.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(8) NEW ACCOUNTING PRONOUNCEMENTS

A. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) -- In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

B. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) -- In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS 161 on February 1, 2009; however, the Fund did not invest in any derivatives during the period from February 1, 2009, through July 31, 2009. Therefore, no disclosures have been made.

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                                YEAR ENDED JULY 31,
                                 -------------------------------------------------------------------------------
                                     2009             2008             2007               2006              2005
                                 -------------------------------------------------------------------------------
Net asset value at
  beginning of period            $  11.41         $  12.56         $  10.16           $   9.78          $   8.48
                                 -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss(a)             (.05)            (.05)            (.10)              (.10)             (.02)
  Net realized and
    unrealized gain (loss)(a)       (1.94)           (1.10)            2.50                .48              1.32
                                 -------------------------------------------------------------------------------
Total from investment
  operations(a)                     (1.99)           (1.15)            2.40                .38              1.30
                                 -------------------------------------------------------------------------------
Net asset value at
  end of period                  $   9.42         $  11.41         $  12.56           $  10.16          $   9.78
                                 ===============================================================================

Total return (%)*                  (17.44)           (9.16)           23.62(b)            3.89             15.33
Net assets at
  end of period (000)            $265,003         $317,613         $367,454           $333,539          $331,968
Ratios to average
  net assets:**
  Expenses (%)(c)                    1.67             1.49             1.51(b)            1.55              1.59
  Net investment loss (%)            (.60)            (.44)            (.84)              (.91)             (.18)
Portfolio turnover (%)                191              134              112                105               131

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2009, average net assets were $229,587,000.
(a) Calculated using average shares. For the year ended July 31, 2009, average shares were
    27,616,000.
(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                     (.00%)(+)        (.00%)(+)        (.01%)             (.02%)            (.05%)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

EXPENSE EXAMPLE

July 31, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2009, through July 31, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                       BEGINNING             ENDING            DURING PERIOD*
                                     ACCOUNT VALUE        ACCOUNT VALUE      FEBRUARY 1, 2009 -
                                   FEBRUARY 1, 2009       JULY 31, 2009        JULY 31, 2009
                                   ------------------------------------------------------------
Actual                                 $1,000.00            $1,317.50              $9.25

Hypothetical
   (5% return before expenses)          1,000.00             1,016.81               8.05

* Expenses are equal to the Fund's annualized expense ratio of 1.61%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 31.75% for the six-month period of February 1, 2009, through July 31, 2009.

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

ADVISORY AGREEMENTS

July 31, 2009 (unaudited)

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 16, 2009, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

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40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

                                                       ADVISORY AGREEMENTS |  41

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads or front-end loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe").

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42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was above the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses, including the effect of shareholder account size on Fund expenses. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/ objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was above the average of its performance universe and its Lipper index for the one- and five-year periods ended December 31, 2008, and was above the average of its performance universe and lower than its Lipper index for the three-year period ended December 31, 2008. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the same periods.

COMPENSATION AND PROFITABILTY -- The Board took into consideration the level and method of computing the management fee. The information

================================================================================

                                                       ADVISORY AGREEMENTS |  43

================================================================================

considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager pays the subadvisory fee out of the management fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the

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44  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate

================================================================================

                                                       ADVISORY AGREEMENTS |  45

================================================================================

mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser, the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2008, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts.

================================================================================

46  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 45 individual funds as of July 31, 2009. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

48  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee
Born: December 1960
Year of Election or Appointment: 2001

President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also is a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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50  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee
    (3) Member of Audit Committee
    (4) Member of Pricing and Investment Committee
    (5) Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

CLIFFORD A. GLADSON
Vice President
Born: November 1950
Year of Appointment: 2002

Senior Vice President, Fixed Income Investments, IMCO (9/02-present). Mr. Gladson also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

MARK S. HOWARD
Secretary
Born: October 1963
Year of Appointment: 2002

Senior Vice President and Deputy General Counsel, Business & Regulatory Services, USAA (10/08-present); Senior Vice President, USAA Life/IMCO/FPS General Counsel, USAA (10/03-10/08). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS, and is an Assistant Secretary of USAA.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2000

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

================================================================================

52  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

CHRISTOPHER P. LAIA
Assistant Secretary
Born: January 1960
Year of Appointment: 2008

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Assistant Secretary, IMCO, SAS, FAI, and FPS.

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, FASG, FAI, and SAS (2/09-present); Senior Financial Officer, USAA Life (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05); Chief Financial Officer, Metropolitan Mortgage (8/03-7/04).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

    USAA
    9800 Fredericksburg Road                                      --------------
    San Antonio, TX 78288                                            PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                       USAA
                                                                  --------------
 >> SAVE PAPER AND FUND COSTS
    At usaa.com click: MY DOCUMENTS
    Set preferences to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    31712-0909                               (C)2009, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 45 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2009 and 2008 were $426,350 and $391,060, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2009 and 2008 were $63,500 and $64,375, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2009 and 2008.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2009 and 2008.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2009 and 2008 were $108,000 and $106,475, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2009 and 2008 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2009

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    09/25/2009
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/28/2009
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/28/2009
         ------------------------------


*Print the name and title of each signing officer under his or her signature.